                            SCHEDULE 14C INFORMATION
             INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 (AMENDMENT NO.)

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                             NATIONWIDE MUTUAL FUNDS
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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                             NATIONWIDE MUTUAL FUNDS
                           1200 River Road, Suite 1000
                        Conshohocken, Pennsylvania 19428
                                 (800) 848-6331

Nationwide Enhanced Income Fund              Nationwide Short Duration Bond Fund

November 26, 2007

Dear Shareholders:

     The  enclosed  Information  Statement  details a recent  subadviser  change relating to the series  listed  above  (each,  a "Fund," and  collectively,  the
"Funds") of Nationwide Mutual Funds (the "Trust").

     Morley Capital Management,  Inc. ("Morley"),  the current subadviser to the
Funds, was previously an affiliate of Nationwide Fund Advisors (the "NFA"),  the
Funds'  investment  adviser.  Effective  August  31,  2007,  Morley is no longer affiliated with NFA ("Unaffiliated  Morley"). As a result, the Board of Trustees
(the  "Board")  of the Trust has  approved,  with  respect to the  Funds,  a new investment subadvisory agreement with Unaffiliated Morley to serve as subadviser and manage the Funds,  terminating and replacing the subadvisory  agreement with previously affiliated Morley ("Affiliated  Morley").  The Trust has an exemptive order from the U.S.  Securities  and  Exchange  Commission  that allows  certain subadviser  changes to be made without  shareholder  approval  (the  "Manager of
Managers  Order").  The Manager of Managers  Order  instead  requires  that this
Information Statement be sent to you.

     Upon recommendation of NFA, the Board has appointed  Unaffiliated Morley as the  subadviser of the Funds for which  Affiliated  Morley had been  subadviser.
This recommendation was based on several factors, including:

o    Nationwide  Corporation  ("NWC"), the previous parent company of Morley and an  affiliate  of  NFA,  and  Principal  Financial  Services  ("Principal")
     completed a transaction  pursuant to which NWC sold to Principal all of its ownership  interests in Morley  resulting in Morley's  status changing from affiliated  to  unaffiliated  and  thereby  automatically  terminating  the previous subadvisory agreement between Affiliated Morley and the Funds;

o    the same investment  strategies that have been employed for the Funds under
     Affiliated Morley continue to be employed by Unaffiliated Morley;

o    the same  portfolio  managers  that have  managed  the  assets of the Funds continue to manage the assets under Unaffiliated Morley;

o    the new subadvisory  agreement with Unaffiliated Morley is identical in all material  respects  to the  Trust's  previous  subadvisory  agreement  with
     Affiliated Morley.

         Please read the enclosed Information Statement for additional information.

         We look forward to continuing to serve you and the Funds in the future.

                                     Sincerely,

                                     /s/Eric E. Miller
                                     Eric E. Miller
                                     Secretary, Nationwide Mutual Funds

                             NATIONWIDE MUTUAL FUNDS
                           1200 River Road, Suite 1000
                        Conshohocken, Pennsylvania 19428
                                 (800) 848-6331

Nationwide Enhanced Income Fund              Nationwide Short Duration Bond Fund

                              INFORMATION STATEMENT

     The Board of  Trustees  (the  "Board")  of  Nationwide  Mutual  Funds  (the
"Trust") is furnishing this Information  Statement with respect to the series of the Trust listed above (each, a "Fund," and together,  the "Funds"). All persons who are entitled to give voting  instructions as a shareholder of the Funds will receive this Information  Statement.  This Information Statement will be sent to shareholders  on or about  November  27, 2007.  The Trust  received an exemptive order (the "Manager of Managers  Order") from the U.S.  Securities  and Exchange
Commission  (the "SEC"),  which permits  Nationwide Fund Advisors  ("NFA"),  the
Funds' investment  adviser,  to hire new subadvisers which are unaffiliated with
NFA and to make changes to existing subadvisory  agreements with the approval of the Board, but without obtaining  shareholder  approval;  provided,  among other things,  that each  Fund  sends to its  shareholders  an  information  statement describing any new subadviser within 90 days of hiring such subadviser.

          WE ARE NOT ASKING YOU FOR A PROXY OR VOTING INSTRUCTIONS AND
         WE REQUEST THAT YOU NOT SEND US A PROXY OR VOTING INSTRUCTIONS.

INTRODUCTION

     The Trust, on behalf of the Funds, has entered into an Investment  Advisory
Agreement  with NFA.  Pursuant to the  Investment  Advisory  Agreement,  NFA may
select one or more  subadvisers  for the Funds and  supervises  the Funds' daily business  affairs,  subject to the supervision  and direction of the Board.  NFA selects  subadviser(s)  it believes  will  provide  the Funds with high  quality investment management services consistent with each Fund's investment objective.
NFA is responsible for the overall monitoring of the Funds' subadviser(s).

     Morley Capital Management,  Inc. ("Morley"),  the current subadviser to the
Funds,  was  previously  an affiliate of NFA.  Effective  August 31, 2007,  as a result of a corporate  transaction  described further below, Morley is no longer affiliated  with  NFA  ("Unaffiliated  Morley").  This  transaction  caused  the
previously   existing   subadvisory   agreement  with  Morley  to  automatically
terminate.  In order for Unaffiliated  Morley to continue to serve as subadviser to the Funds,  the Board of Trustees  (the  "Board") of the Trust has  approved, with  respect  to  the  Funds,  a  new  investment  subadvisory  agreement  with
Unaffiliated  Morley  to serve as  subadviser  and  manage  the  Funds.  The new investment subadvisory agreement with Unaffiliated Morley therefore replaces the subadvisory  agreement that was in place with the previously  affiliated  Morley
("Affiliated Morley"). As indicated above, the Manager of Managers Order permits the Trust to make certain subadviser changes without  shareholder  approval (the
"Manager of Managers  Order").  The Manager of Managers  Order instead  requires that this Information Statement be sent to you.

     Unaffiliated  Morley  is  located  at 1300 SW  Fifth  Avenue,  Suite  3300,
Portland,  Oregon  97201.  Unaffiliated  Morley  began  serving  as  the  Funds'
subadviser on September 1, 2007, following action taken by the Board on June 13,
2007 to approve Unaffiliated Morley as the subadviser with respect to the Funds.
The decision by the Board to appoint Unaffiliated Morley as subadviser,  as well as other important information, is described in more detail below.

RECOMMENDATION TO APPROVE SUBADVISER

     As part of NFA's duties to select and supervise  the Funds'  subadviser(s),
NFA is responsible for communicating performance expectations to, and evaluating the  performance  of a  subadviser  and  recommending  to the Board  whether new subadvisers  should be hired or whether a  subadviser's  contract with the Trust should be renewed,  modified or terminated.  NFA  periodically  provides written reports to the Board  describing  the results of its  evaluation  and monitoring functions.

     Nationwide Corporation ("NWC"), previously the parent company of Morley and an  affiliate  of NFA,  and  Principal  Financial  Services  ("Principal")  have completed  a  transaction  (the  "Transaction")  pursuant  to which  NWC sold to
Principal all of its ownership  interests in Affiliated Morley.  Upon completion of the  Transaction on August 31, 2007,  Affiliated  Morley became  Unaffiliated
Morley, and an "assignment" of Affiliated  Morley's  subadvisory  agreement with
the  Trust   occurred,   causing  the   subadvisory   agreement   to   terminate
automatically.  At a meeting of the Board on June 13, 2007, in  anticipation  of settlement of the  Transaction,  the Board approved a new subadvisory  agreement with  Unaffiliated  Morley,  which  took  effect on  September  1, 2007 upon the completion of the Transaction.

     In order to continue  having Morley  subadvise the Funds,  NFA  recommended that  Unaffiliated  Morley be appointed as  subadviser  for the Funds  following completion of the Transaction.  Unaffiliated Morley was recommended for a number of reasons,  including the portfolio  managers' previous  investment  experience with the Funds,  the investment  process and risk  management  process,  and the performance and the experienced team of portfolio managers that would manage the
Funds' assets.

     No material  changes have taken place or are anticipated in the composition of the portfolios of the Funds or in the investment practices or techniques used by the  subadviser as a result of the  Transaction.  The portfolio  managers for each of the Funds remain the same following the Transaction. The new subadvisory agreement with Unaffiliated  Morley is identical in all material respects to the
Trust's previous subadvisory agreement with Affiliated Morley.

     Based on the  foregoing  considerations,  NFA  decided  to  recommend  that
Unaffiliated Morley serve as subadviser to the Funds.

BOARD CONSIDERATIONS

     At a regular  meeting  of the Board on June 13,  2007,  the Board  reviewed
NFA's  recommendation  to enter into a subadvisory  agreement with  Unaffiliated
Morley,  pursuant to which Unaffiliated  Morley would serve as subadviser to the
Funds.  The Board  reviewed  the  memorandum  prepared by NFA that  described in detail  the  basis  for such  recommendation  and  also  reviewed  the  proposed subadvisory  agreement among NFA, the Trust, and Unaffiliated  Morley. The Board inquired about the nature and quality of the services proposed to be provided to the Funds,  including  Unaffiliated Morley's investment strategy and philosophy, portfolio management  personnel  experience and overall  performance.  The Board noted that the investment  strategy and portfolio  management  personnel for the
Funds would remain the same.

     The Board also  considered the investment  performance of the Funds and the portfolio  managers'  demonstrated  performance to date. The Board noted that as each Fund pays its entire  advisory fee to NFA and NFA, in turn, pays the Funds'
subadviser  a portion of that fee,  the cost of  services  to the Funds will not change as a result of the retention of Unaffiliated Morley.

     The  Board  also  considered  that  the  new  subadvisory   agreement  with
Unaffiliated  Morley will be identical  in all material  respects to the Trust's previous subadvisory agreement with Affiliated Morley.

     Having  carefully  considered  NFA's  recommendation,  the  reasons for the recommendation and the information presented,  the Board, including the Trustees who are not  "interested  persons"  (as that term is defined  in the  Investment
Company Act of 1940 (the "1940 Act")) of NFA or Unaffiliated Morley, unanimously approved the  appointment of  Unaffiliated  Morley to serve as the subadviser to the Funds.  The appointment of Unaffiliated  Morley as subadviser took effect on
September  1, 2007.  The Board  also  approved  the form of the new  subadvisory agreement among NFA, the Trust, and Unaffiliated  Morley. In doing so, the Board found that the compensation payable under the proposed subadvisory agreement was fair and  reasonable in light of the services to be provided and the expenses to be assumed by  Unaffiliated  Morley  under such  agreement  with  respect to the
Funds.

THE SUBADVISORY AGREEMENT

     The subadvisory agreement with Unaffiliated Morley, dated September 1, 2007
(the  "Agreement"),  was approved by the Board on June 13, 2007.  In  accordance with the Manager of Managers  Order,  the Agreement will not be submitted to the
Funds' shareholders for their approval.  The following is a brief summary of the material terms of the Agreement.

     Term.  The  Agreement  has an initial  term that expires on May 1, 2008 and continues for successive one-year terms thereafter as long as its continuance is approved by the Board.  The Agreement can be terminated on not more than 60-days written  notice  by NFA,  the  Trust on  behalf  of a Fund,  a  majority  of the outstanding  voting securities of a Fund, or Unaffiliated  Morley. The Agreement terminates automatically if assigned by any party.

     Fees.  Under the Agreement,  the annual fee payable by NFA to  Unaffiliated
Morley (as a percentage of each Fund's average daily net assets) is set forth in the table attached as Exhibit A.

     Duties.  Under the  Agreement,  NFA is  responsible  for assigning all or a portion of each Fund's  assets to  Unaffiliated  Morley and for  overseeing  and reviewing the performance of Unaffiliated Morley. Under the current arrangement,
Unaffiliated Morley will manage each Fund's assets under the supervision of NFA.
Unaffiliated  Morley is  required to manage  each Fund in  accordance  with each
Fund's stated investment objective and restrictions,  subject to the supervision of NFA and the Board.

     Brokerage.  Under  the  Agreement,  Unaffiliated  Morley is  authorized  to purchase and sell  securities on behalf of each Fund through  brokers or dealers
Unaffiliated  Morley  selects and to  negotiate  commissions  to be paid on such transactions.  In doing so,  Unaffiliated  Morley is required to use  reasonable efforts  to obtain  the most  favorable  price and  execution  available  but is permitted, subject to certain limitations, to pay brokerage commissions that are higher than what another  broker might have charged in return for  brokerage and research services.

     Indemnification.   Under  the  Agreement,   Unaffiliated   Morley  and  its
affiliates and controlling  persons cannot be held liable to NFA, the Trust, the
Funds or the Funds'  shareholders  in the  absence of willful  misfeasance,  bad faith,  gross negligence,  reckless disregard of its duties under the Agreement, or  violation of  applicable  law. The  Agreement  provides  that nothing in the
Agreement,  however,  relieves  Unaffiliated  Morley from any of its obligations under federal and state securities laws and other applicable law.

     Unaffiliated Morley is required, under the Agreement, to indemnify NFA, the
Trust, the Funds and their respective affiliates and controlling persons for any liability  or expenses  sustained by them as a result of  Unaffiliated  Morley's willful  misfeasance,  bad faith,  gross negligence,  reckless  disregard of its duties or  violation  of  applicable  law.  The  Agreement  contains  provisions pursuant  to which NFA is  required  to  indemnify  Unaffiliated  Morley for any liability  and  expenses  which may be  sustained  as a result of NFA's  willful misfeasance,  bad faith,  gross negligence,  reckless disregard of its duties or violation of  applicable  law. The Trust is required,  under the  Agreement,  to indemnify  Unaffiliated  Morley, its affiliates and its controlling persons, for any liability and expenses  sustained by them as a result of the Trust's willful malfeasance,  bad faith,  gross negligence,  reckless disregard of its duties or violation of applicable law.

     Regulatory  Pronouncements.  The Agreement also includes provisions arising
from  regulatory   changes.   These   provisions   include  a  requirement  that
Unaffiliated  Morley establish and maintain  written proxy voting  procedures in compliance with current,  applicable laws and  regulations,  including,  but not limited  to,  Rule  30b1-4  under the 1940 Act.  Also,  the  provisions  include language  required by Rule 17a-10 under the 1940 Act that  permits  Unaffiliated
Morley to execute securities  transactions under limited  circumstances  through broker-dealers  deemed to be  affiliated  with the  Funds,  subject  to  certain prohibitions on consultations  between Unaffiliated Morley and other subadvisers to funds affiliated with the Funds.

     Further Information.  The foregoing  description of the Agreement is only a summary  and is  qualified  in its  entirety  by  reference  to the  text of the
Agreement.  A copy of the Agreement is on file with the SEC and is available (i)
in person at the SEC's Public Reference Room at 100 F Street, N.E.,  Washington,
D.C.  20549-2000 (upon payment of any applicable fees); (ii) by mail at the SEC,
Public Reference Section, 100 F Street, N.E., Washington,  D.C. 20549-2000 (upon
payment   of  any   applicable   fees)  or  (iii)  at  the   SEC's   website   -
http://www.sec.gov - through the EDGAR system.

OTHER INFORMATION ABOUT UNAFFILIATED MORLEY

     Unaffiliated  Morley  is  located  at 1300 SW  Fifth  Avenue,  Suite  3300,
Portland,  Oregon 97201.  The following  table sets forth the name and principal occupation of each principal executive officer and each director of Unaffiliated
Morley.  The address of each person listed below is 1300 SW Fifth Avenue,  Suite
3300, Portland, Oregon 97201.

------------------------------- ----------------------------------------
Name                            Title
------------------------------- ----------------------------------------
Jill Rembie Cuniff              Director, President, Chief Investment
                                Officer
------------------------------- ----------------------------------------
Karen Lynn McAfee               Director of Operations
------------------------------- ----------------------------------------
Daniel Joseph Houston           Director
------------------------------- ----------------------------------------
James Patrick McCaughan         Chief Executive Officer
------------------------------- ----------------------------------------
David Michael Blake             Director
------------------------------- ----------------------------------------
Alexander Williams Ghazanfari   Chief Compliance Officer
------------------------------- ----------------------------------------
Jill Hittner                    Chief Financial Officer
------------------------------- ----------------------------------------

     Unaffiliated  Morley does not act as an  investment  adviser or  investment subadviser  for any  other  series  of the  Trust  having a  similar  investment objective as the Funds.

MORE ABOUT FEES AND EXPENSES

     Each Fund pays NFA an investment  advisory fee at an effective  annual rate
(as a  percentage  of the Fund's  average  daily net assets) as set forth in the table attached as Exhibit B.

     During the fiscal year ended  October 31, 2007,  the Funds paid the amounts to NFA as set forth in the table attached as Exhibit C.

ADDITIONAL INFORMATION

     As of September 1, 2007, each Fund had issued and outstanding the shares in the amounts as set forth in the table attached as Exhibit D.

     As of September 1, 2007, to the Trust's knowledge, no person, except as set forth in the table at Exhibit E, had or shared voting or  investment  power over more than 5% of the outstanding shares of any class of a Fund.

     As of September 1, 2007,  the Executive  Officers and Trustees of the Trust
as a group  owned  less than 1% of the  outstanding  shares of any class of each
Fund.

     Although  shareholders  are not  being  asked  to vote on the  approval  of
Unaffiliated  Morley as  subadviser  to the Funds,  the Trust is required by the rules of the SEC to  summarize  the voting  rights of  shareholders.  Whenever a matter affecting the Funds requires shareholder  approval, a shareholder meeting generally will be held and a proxy statement and proxy/voting  instruction forms will be sent to the Funds' shareholders.  Each share of the Funds is entitled to one vote, and each fraction of a share is entitled to a proportionate fractional vote.  Shareholders will also be permitted to revoke previously submitted voting instructions  in accordance with  instructions  contained in the proxy statement sent to the Funds' shareholders.

     The foregoing  description of shareholder voting rights with respect to the
Funds is only a brief summary of these rights.  Whenever shareholder approval of a  matter  affecting  the  Funds  is  required,  the  proxy  statement  sent  to shareholders  will fully  describe  the voting  rights of  shareholders  and the voting procedures that will be followed at the shareholder meeting.

     Currently,  Nationwide Fund Distributors LLC ("NFD"),  an affiliate of NFA,
acts  as  the  Trust's  principal  underwriter.   Under  the  terms  of  a  Fund
Administration  and Transfer  Agency  Agreement,  Nationwide Fund Management LLC
("NFM"), an indirect wholly-owned  subsidiary of Nationwide Financial,  provides various administrative and accounting services, including daily valuation of the
Funds' shares,  preparation of financial statements, tax returns, and regulatory reports,  and  presentation of quarterly  reports to the Board of Trustees.  NFM also  serves as transfer  agent and  dividend  disbursing  agent for each of the
Funds.  Prior  to May 1,  2007,  Nationwide  SA  Capital  Trust  (then  known as
"Gartmore SA Capital Trust") served as administrator to the Funds,  although NFM
(which was then known as "Gartmore Investors Services, Inc.") served as transfer agent.  The  address  for NFA,  NFD,  and NFM is 1200 River  Road,  Suite  1000,
Conshohocken, Pennsylvania 19428.

     NFA is a wholly owned subsidiary of Nationwide Financial, a holding company which is a direct majority-owned  subsidiary of Nationwide  Corporation.  All of the  common  stock  of  Nationwide  Corporation  is  held by  Nationwide  Mutual
Insurance  Company (95.2%) and Nationwide  Mutual Fire Insurance Company (4.8%),
each of which is a mutual company owned by its policy  holders.  The address for
each  of  Nationwide  Corporation,   Nationwide  Mutual  Insurance  Company  and
Nationwide Mutual Fire Insurance Company is One Nationwide Plaza, Columbus, Ohio
43215.

     No Officer or Trustee of the Trust is an officer,  employee, or director of
Unaffiliated  Morley, nor do any such Officers or Trustees own securities issued by Unaffiliated Morley or have any other material direct or indirect interest in
Unaffiliated Morley.

     The Trust will furnish,  without charge,  a copy of the Trust's most recent
Annual Report to shareholders and Semiannual  Report to shareholders  succeeding the Annual  Report,  if any,  upon  request.  This request may be made either by writing  to the  Trust  at the  address  contained  on the  first  page  of this
Information Statement or by calling toll-free (800) 848-6331.  The Annual Report and the Semiannual Report will be mailed to you by first-class mail within three business days of receipt of your request.

                                    By Order of the Board of Trustees of
                                    Nationwide Mutual Funds,

                                    /s/Eric E. Miller
                                    Eric E. Miller, Secretary

November 26, 2007

                                    EXHIBIT A

                                SUBADVISORY FEES

     The annual fee payable by NFA to  Unaffiliated  Morley (as a percentage  of each Fund's average daily net assets) is set forth in the following table.

------------------------------------ ---------------------------------------------------------
Fund Name                            Subadvisory Fees
------------------------------------ ---------------------------------------------------------
Nationwide Enhanced Income Fund      0.10% on Subadviser Assets up to $500 million;
                                     0.0975% on Subadviser Assets of $500 million and more
                                     but less than $1 billion;
                                     0.0925% on Subadviser Assets of $1 billion and more
------------------------------------ ---------------------------------------------------------
Nationwide Short Duration Bond Fund  0.10% on Subadviser Assets up to $500 million;
                                     0.0975% on Subadviser Assets of $500 million and more
                                     but less than $1 billion;
                                     0.0925% on Subadviser Assets of $1 billion and more
------------------------------------ ---------------------------------------------------------

                                    EXHIBIT B

                            INVESTMENT ADVISORY FEES

     Each Fund pays NFA an investment  advisory fee at an effective  annual rate
(as a  percentage  of the Fund's  average  daily net assets) as set forth in the following table.

------------------------------------ -------------------------------------------------------------------
Fund Name                            Advisory Fees
------------------------------------ -------------------------------------------------------------------
Nationwide Enhanced Income Fund      0.35% on assets up to $500 million;
                                     0.34% on assets of $500 million and more but less than $1
                                     billion;
                                     0.325% on assets of $1 billion and more but less than $3 billion;
                                     0.30% on assets of $3 billion and more but less than $5 billion;
                                     0.285% on assets of $5 billion and more but less than $10 billion;
                                     0.275% for assets of $10 billion and more
------------------------------------ -------------------------------------------------------------------
Nationwide Short Duration Bond Fund  0.35% on assets up to $500 million;
                                     0.34% on assets of $500 million and more but less than $1
                                     billion;
                                     0.325% on assets of $1 billion and more but less than $3 billion;
                                     0.30% on assets of $3 billion and more but less than $5 billion;
                                     0.285% on assets of $5 billion and more but less than $10 billion;
                                     0.275% for assets of $10 billion and more
------------------------------------ -------------------------------------------------------------------

                                    EXHIBIT C

                      INVESTMENT ADVISORY FEES PAID TO NFA

     The chart below sets forth the  investment  advisory fees paid by each Fund to NFA for the year ended  October  31,  2007.  The amount  indicated  is net of waivers.

------------------------------------ ---------------------
                            Fund       Advisory Fees ($)
------------------------------------ ---------------------
Nationwide Enhanced Income Fund           207,984.10
------------------------------------ ---------------------
Nationwide Short Duration Bond Fund        59,940.97
------------------------------------ ---------------------

                                    EXHIBIT D

     As of September 1, 2007, each Fund had issued and outstanding the shares in the amount set forth in the table attached below.

----------------------------------------- --------------------------------
               Fund                         Number of Shares Outstanding
----------------------------------------- --------------------------------
Nationwide Enhanced Income Fund
          Class A                                   218,784.489
          Class R                                     120.056
          Institutional Class                      17,853,748.93
          Institutional Service Class                3,898.911
          Total                                    18,076,552.39
----------------------------------------- --------------------------------
Nationwide Short Duration Bond Fund
          Class A                                    81,575.552
          Class C                                    3,975.725
          Institutional Class                        84,371.415
          IRA Class                                1,594,315.153
          Service Class                             5,949,628.57
          Total                                    7,713,866.415
----------------------------------------- --------------------------------

                                    EXHIBIT E

     As of September 1, 2007, to the Trust's knowledge, no person, except as set forth in the table below,  had or shared  voting or  investment  power over more than 5% of the outstanding shares of any class (collectively, the "shares") of a
Fund:

---------------------------------------- -------------------------------------- --------------------------------------
                                         Number of Shares                       Percentage of the class Held
Name and Address of Shareholder          Beneficially Owned                     by the Shareholder
---------------------------------------- -------------------------------------- --------------------------------------
Nationwide Short Duration Bond Fund
Class C
---------------------------------------- -------------------------------------- --------------------------------------
OPPENHEIMER & CO. INC.
125 BROAD STREET
15TH FL
NEW YORK NY 10004                                                    3,335.960                                 83.91%
---------------------------------------- -------------------------------------- --------------------------------------
UBS FINANCIAL SERVICES INC.
1000 HARBOR BLVD
8TH FL, COMPLIANCE DEPARTMENT
WEEHAWKEN NJ 07086
                                                                       531.298                                 13.36%
---------------------------------------- -------------------------------------- --------------------------------------
Nationwide Enhanced Income Fund Class R
---------------------------------------- -------------------------------------- --------------------------------------
NWD INVESTMENTS
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436                                             120.056                                100.00%
---------------------------------------- -------------------------------------- --------------------------------------
Nationwide Short Duration Bond Fund
Class A
---------------------------------------- -------------------------------------- --------------------------------------
PERSHING LLC
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399                                                57,060.905                                 69.95%
---------------------------------------- -------------------------------------- --------------------------------------
RONALD C ROBICHAUD
ROLLOVER IRA
6 BALDWIN ST
FRANKLIN NH 03235                                                   14,092.924                                 17.28%
---------------------------------------- -------------------------------------- --------------------------------------
Nationwide Enhanced Income Fund Class A
---------------------------------------- -------------------------------------- --------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE
640
4800 DEER LAKE DRIVE EAST
3RD FLOOR                                                           94,398.877                                 43.15%
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NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215                                                   67,585.766                                 30.89%
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LINSCO/PRIVATE LEDGER CORP.
1066 EAST MONTAGUE AVE
NORTH CHARLESTON SC 29405                                           24,205.032                                 11.06%
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Nationwide Enhanced Income Fund
Institutional Service Class
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RAYMOND JAMES FINANCIAL SERVICES, INC.
200 EAST RANDOLPH STREET
5TH FLOOR
CHICAGO IL 60601                                                     2,553.289                                 65.49%
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MORLEY CAPITAL MANAGEMENT
1200 RIVER RD STE 1000
ATTN DANIEL BRZEZINSKI
CONSHOHOCKEN PA 19428-2442                                           1,345.622                                 34.51%
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Nationwide Enhanced Income Fund
Institutional Class
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INVESTOR DESTINATIONS MODERATE
C/O BISYS FUND SERV
3435 STELZER RD
COLUMBUS OH 43219-6004
                                                                 8,728,528.401                                 48.89%
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INVESTOR DESTINATIONS MODERATELY
CONSERVATIVE
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS OH 43219-6004                                           4,068,212.814                                 22.79%
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INVESTOR DESTINATIONS CONSERVATIVE
C/O BISYS FUND SERV
3435 STELZER RD
COLUMBUS OH 43219                                                3,641,282.328                                 20.40%
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INVESTOR DESTINATIONS MODERATELY
AGGRESSIVE
C/O BISYS FUND SERV L FRYSINGER
3435 STELZER RD
COLUMBUS OH 43219-6004                                           1,414,355.000                                  7.92%
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Nationwide Short Duration Bond Fund
Service Class
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NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215                                                4,260,140.679                                 71.60%
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COUNSEL TRUST CO FBO
FTJFC
1251 WATERFRONT PLACE SUITE 525
PITTSBURGH PA 15222-4228                                           446,346.272                                  7.50%
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Nationwide Short Duration Bond Fund
Institutional Class
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NATIONAL FINANCIAL SERVICES LLC
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003                                              47,350.154                                 56.12%
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AMERITRADE, INC.
1005 NORTH AMERITRADE PLACE
BELLEVUE NE 68005                                                   19,609.457                                 23.24%
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RELIANCE TRUST COMPANY CUST FBO
FAMILY HEALTH COUNCIL OF CENTRAL
PENNSYLVANIA INC
403B PLAN
PO BOX 48529
ATLANTA GA 30362                                                     9,681.393                                 11.47%
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NASSAU ANESTHESIA ASSOCIATES PC PS PLAN
216 1ST STREET
MINEOLA NY 11501                                                     7,212.418                                  8.55%
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Nationwide Short Duration Bond Fund
IRA Class
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NATIONAL FINANCIAL SERVICES LLC
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003                                             225,730.043                                 14.16%
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CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET
MS:SF101MONT-22-241
SAN FRANCISCO CA 94104                                             222,161.009                                 13.93%
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PERSHING LLC
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399                                               171,362.437                                 10.75%
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LINSCO/PRIVATE LEDGER CORP.
1066 EAST MONTAGUE AVE
NORTH CHARLESTON SC 29405                                          145,105.910                                  9.10%
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FIRST CLEARING, LLC
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060                                                122,971.307                                  7.71%
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A. G. EDWARDS & SONS, INC.
ONE NORTH JEFFERSON AVE.
SAINT LOUIS MO 63103                                                87,609.081                                  5.50%
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